EXHIBIT 32
     The following certifications are being furnished solely to accompany this Annual Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Certification of Principal Executive Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:
     (i) the accompanying annual report on Form 10-K of the Company for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRIAN E. FARLEY

Brian E. Farley
President, Chief Executive Officer and Director
(Principal Executive Officer)
Dated: March 14, 2006
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
Certification of Principal Financial Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:
     (i) the accompanying annual report on Form 10-K of the Company for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY A. MARCOTTE

Timothy A. Marcotte
Vice President and Chief Financial Officer
(Principal Financial Officer)
Dated: March 14, 2006
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.